UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2025

Distoken Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1006, Block C, Jinshangjun Park No. 2 Xiaoba Road, Panlong District Kunming, Yunnan, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 871 63624579

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 9, 2025, Distoken Acquisition Corporation, a Cayman Islands exempted company (“Distoken”) and Youlife International Holdings Inc. , a Cayman Islands exempted company (“Youlife”) consummated (the “Closing”) the transactions (collectively, the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of May 17, 2024, as amended on November 13, 2024 and January 17, 2025 (the “Business Combination Agreement”), by and among Youlife Group Inc., a Cayman Islands exempted company (“Pubco”), Xiaosen Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco, Youlife II Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and Youlife.

Pursuant to the Business Combination Agreement, the Business Combination was effected in two steps: (a) on July 8, 2025, First Merger Sub merged with and into Youlife (the “First Merger”), with Youlife surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding shares of Youlife being converted into the right to receive shares of Pubco; and (b) following the First Merger, on July 9, 2025 (the “Closing Date”), second Merger Sub will merge with and into Distoken (the “Second Merger,” and together with First Merger, the “Mergers”), with Distoken surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of Distoken being converted into the right to receive substantially equivalent securities of Pubco (in the form of American depositary shares (“ADSs”) of Pubco, except for certain restricted securities).

Prior to the Closing Date, Pubco has caused a sponsored American depositary share facility for the Class A ordinary shares, par value $0.0001 per share, of Pubco (the “Pubco Ordinary Shares”) to be established with a reputable depositary bank reasonably acceptable to Distoken for the purpose of issuing and distributing the Pubco ADSs.

In connection with the Closing, Pubco ADSs began trading on The Nasdaq Capital Market under the ticker symbol “YOUL” on July 10, 2025. The warrants of Pubco are quoted on the Over-the-Counter market.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference. In connection with the Closing, the parties to the Business Combination entered into the following agreements. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

Lock-up Agreements

Distoken, Pubco, Youlife and the Sponsor entered into a lock-up agreement (the “Founder Lock-up Agreement”) prior to the Closing, amending and restating the lock-up agreement that was executed by the Sponsor on May 17, 2024, and superseding the provisions of the letter agreement entered by and among Distoken, Sponsor and other parties named therein in connection with Distoken’s initial public offering with respect to transfer restrictions on the founder shares held by the Sponsor (the “Founder Shares”). The Founder Lock-up Agreement provides for a lock-up period with respect to the Founder Shares commencing on the Closing Date and ending on the one-year anniversary of the Closing Date (with respect to 50% of such shares subject to early release if the last trading price of the Pubco ADSs equals or exceeds $12.50 for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing).

Distoken, Pubco and Youlife entered into a lock-up agreement (the “Company Founder Lock-up Agreement”) with Youtch Investment Co., Ltd., a holding company wholly owned by Mr. Yunlei Wang, prior to the Closing, amending and restating the lock-up agreement that was executed by Youtch Investment Co., Ltd., on May 17, 2024. The Company Founder Lock-up Agreement provides for a lock-up period commencing on the Closing Date and ending on the one-year anniversary of the Closing Date (with respect to 50% of such shares subject to early release if the last trading price of the Pubco ADSs equals or exceeds $12.50 for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing).

Distoken, Pubco and Youlife also entered into lock-up agreements (the “Company Lock-up Agreements”) with each shareholder of Youlife (other than Mr. Yunlei Wang) prior to the Closing, certain of which Company Lock-Up Agreements amend and restate the lock-up agreements that were executed by certain shareholders of Youlife on May 17, 2024. The Company Lock-up Agreements provide for a lock-up period commencing on the Closing Date and ending on the date that is 180 calendar days after the Closing Date (with respect to 50% of such shares subject to early release if the last trading price of the Pubco ADSs equals or exceeds $12.50 for any 20 trading days within any 30 trading day period commencing at least 90 days after the Closing). The restrictions set forth in the Company Lock-Up Agreements are waivable in writing by Distoken, Pubco and Youlife at any time prior to the Closing, and they may do so to the extent required for Pubco to have sufficient public float to meet Nasdaq Stock Market (“Nasdaq”) initial listing requirements.

Prior to the Closing of the Business Combination, Distoken and Youlife released the Pubco ordinary shares issuable to certain Youlife shareholders from the transfer restrictions under the Company Lock-up Agreements in order to satisfy the initial listing requirements of Nasdaq.

The forms of the Founder Lock-up Agreement, the Company Founder Lock-up Agreement and the Company Lock-up Agreements are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and the foregoing descriptions thereof are qualified in their entireties by reference to the full texts of the forms of the Founder Lock-up Agreement, the Company Founder Lock-up Agreement and the Company Lock-up Agreements and the terms of which are incorporated by reference herein.

Amendment to Founder Registration Rights Agreement

On the Closing Date, Distoken, Pubco, Youlife, the Sponsor, I-Bankers Securities, Inc. (“I-Bankers”) and EarlyBirdCapital, Inc. (“EarlyBird,” together with I-Bankers, the “Representative”) entered into the Amendment to Founder Registration Rights Agreement (the “Founder Registration Rights Agreement Amendment”), which amended that certain Registration Rights Agreement, dated as of February 15, 2023, by and among Distoken, the Sponsor and the Representatives (the “Founder Registration Rights Agreement”). Pursuant to the Founder Registration Rights Agreement Amendment, (i) Pubco was added as a party to the Registration Rights Agreement and (ii) Pubco agreed to undertake certain resale shelf registration obligations in accordance with the Securities Act of 1933, as amended, and the other parties thereto have been granted customary demand and piggyback registration rights.

The form of Founder Registration Rights Agreement Amendment is filed as Exhibit 10.4 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the Founder Registration Rights Agreement Amendment and the terms of which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report is incorporated by reference herein.

As previously disclosed on a Current Report on Form 8-K filed with the SEC on June 5, 2025, an extraordinary general meeting (the “Business Combination Meeting”) of shareholders of Distoken was held on May 30, 2025, public shareholders holding an aggregate of 601,118 ordinary shares of Distoken exercised their right to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from Distoken’s initial public offering, with redemption price calculated at approximately $11.86 per share.

Immediately following the consummation of the Business Combination, on July 9, 2025, there were 64,887,792 Pubco Class A ordinary shares and 11,160,808 Pubco Class B ordinary shares issued and outstanding.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Business Combination, each of Jian Zhang, Jirong Lyu, Yiwen Ma, Zhanming Zhang, John Wallace, Joseph Valenza and Ning Wang resigned and ceased to be directors and/or officers of Distoken.

Following the consummation of the Business Combination, Yunlei Wang was appointed to serve as the sole director of Distoken.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, Distoken adopted an amended and restated memorandum and articles of association (the “Charter”), and in accordance with which, Distoken became a wholly-owned subsidiary of Pubco in connection with the Second Merger.

Distoken filed the Charter with the Cayman Islands Registrar of Companies on July 9, 2025. A copy of the Charter is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Amended and Restated Memorandum and Articles of Association of Distoken

10.1	Form of Founder Lock-up Agreement

10.2	Form of Company Founder Lock-up Agreement

10.3	Form of Company Lock-up Agreements

10.4	Form of Founder Registration Rights Agreement Amendment

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Distoken Acquisition Corporation

Date: July 15, 2025	By:	/s/ Yunlei Wang
	Name:	Yunlei Wang
	Title:	Director